UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2017

Commission File Number 1-9929

Insteel Industries, Inc.

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation or organization)	56-0674867 (I.R.S. Employer Identification No.)

1373 Boggs Drive, Mount Airy, North Carolina (Address of principal executive offices)	27030 (Zip Code)

Registrant’s telephone number, including area code: (336) 786-2141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2017, the Board of Directors (the “Board”) of Insteel Industries, Inc. (the “Company”) increased the size of the Board to six directors and appointed G. Kennedy Thompson to serve as an independent director of the Company. Pursuant to North Carolina law, Mr. Thompson will stand for shareholder election to the Board at the 2018 Annual Meeting of Shareholders. Mr. Thompson has not yet been appointed to any committees of the Board or assigned to a class of directors. Mr. Thompson is currently a partner at Aquiline Capital Partners LLC, a New York-based private equity firm, a position he has held since 2009.

Mr. Thompson will participate in the Company’s non-employee director compensation program whereby non-employee directors typically receive an annual cash retainer equal to $50,000 and an annual grant of restricted stock units (“RSUs”) valued at $50,000. Mr. Thompson will be paid a pro rata portion of the annual cash retainer based on his date of appointment. The RSUs are typically granted on the date of the Company’s annual meeting and have a one-year vesting period.

Mr. Thompson has not been directly or indirectly involved or had a material interest in any transaction, proposed transaction, or series of similar transactions with the Company which would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

A copy of the press release announcing Mr. Kennedy’s appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated under this Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated September 6, 2017 announcing the appointment of G. Kennedy Thompson as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSTEEL INDUSTRIES, INC.

Registrant

Date: September 6, 2017	By:	/s/ Michael C. Gazmarian
Michael C. Gazmarian
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated September 6, 2017 announcing the appointment of G. Kennedy Thompson as a director.